UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ON Semiconductor Corporation

(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your Vote Counts!  For complete information and to vote, visit www.ProxyVote.com  Control #  V86255-P45611  ON SEMICONDUCTOR CORPORATION  2026 Annual Meeting  Vote by May 13, 2026  11:59 PM ET  ON SEMICONDUCTOR CORPORATION 5701 NORTH PIMA ROAD SCOTTSDALE, AZ 85250  You invested in ON SEMICONDUCTOR CORPORATION and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on May 14, 2026.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by  requesting prior to April 30, 2026. These materials contain important information. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Smartphone users  Point your camera here and vote without entering a control number  Vote in Person at the Meeting*  May 14, 2026  8:00 a.m. local time  ON Semiconductor Corporation Principal Executive Offices 5701 North Pima Road  Scottsdale, AZ 85250  *You may obtain directions to be able to attend the Annual Meeting and vote in person by visiting onsemi’s website at www.onsemi.com/annualmeeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the more complete proxy materials that are available to you online or by mail. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting.  Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  V86256-P45611  1. To elect seven directors nominated by our Board of Directors.  For  Nominees:  1a. Susan K. Carter  1b. Thomas L. Deitrich  For  1c. Hassane El-Khoury  For  1d. Bruce E. Kiddoo  For  1e. Paul A. Mascarenas  For  1f. Gregory L. Waters  For  1g. Christine Y. Yan  For  2. To vote on an advisory (non-binding) resolution to approve the compensation of our named executive officers.  For  3. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered accounting firm for the year ending December 31, 2026.  For  4. To vote on a stockholder proposal regarding simple majority voting, if properly presented at the annual meeting.  None  NOTE: To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.  Voting Items  Board Recommends